Exhibit 99.28

                       GE CAPITAL MORTGAGE SERVICES, INC.

                                  December 1997

                           DISTRIBUTION DATE STATEMENT

                   REMIC Multi-Class Pass-Through Certificates

                                 Series 1997-11

     Pursuant to the Pooling and Servicing Agreement dated as of November 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     1)   The amount of such distribution allocable to principal:

     Class 1-A1.......$    14.24542474
     Class 1-A2.......$     0.00000000
     Class 1-A3.......$     0.00000000
     Class 1-A4.......$     0.00000000
     Class 1-A5.......$     0.00000000
     Class 1-PO.......$     0.88444305
     Class 1-M........$     0.71237666
     Class 1-B1.......$     0.71237705
     Class 1-B2.......$     0.71237487
     Class 1-B3.......$     0.71237620
     Class 1-B4.......$     0.71237017
     Class 1-B5.......$     0.71237535
     Class 1-R........$  1000.00000000

     2) Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution Date):

     Class 1-A1.......$     13.05218597   Class 1-M......$  0.00000000
     Class 1-A2.......$      0.00000000   Class 1-B1.....$  0.00000000
     Class 1-A3.......$      0.00000000   Class 1-B2.....$  0.00000000
     Class 1-A4.......$      0.00000000   Class 1-B3.....$  0.00000000
     Class 1-A5.......$      0.00000000   Class 1-B4.....$  0.00000000
     Class 1-PO.......$      0.81035949   Class 1-B5.....$  0.00000000
                                          Class 1-R......$  0.00000000

     3) The amount of such distribution to the Certificateholders of each class, allocable to Interest

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          Class 1-A1.......$        5.83333333
          Class 1-A2.......$        5.83333333
          Class 1-A3.......$        5.83333340
          Class 1-A4.......$        5.83333354
          Class 1-A5.......$        5.83333333
          Class 1-PO.......$        0.00000000
          Class 1-M........$        5.83333376
          Class 1-B1.......$        5.83333333
          Class 1-B2.......$        5.83333333
          Class 1-B3.......$        5.83333466
          Class 1-B4.......$        5.83332889
          Class 1-B5.......$        5.83344885
          Class 1-R........$        5.80000000
          Class 1-S........$        0.52840000%

     4)   Amount of distribution allocable to Unanticipated Recoveries:

          Class 1-A1.......$        0.00
          Class 1-A2.......$        0.00
          Class 1-A3.......$        0.00
          Class 1-A4.......$        0.00
          Class 1-A5.......$        0.00
          Class 1-PO.......$        0.00
          Class 1-M........$        0.00
          Class 1-B1.......$        0.00
          Class 1-B2.......$        0.00
          Class 1-B3.......$        0.00
          Class 1-B4.......$        0.00
          Class 1-B5.......$        0.00
          Class 1-R........$        0.00

     5)   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:    $          27,462.54

(b)  The amounts below are for the aggregate of all certificates.

     6)   The Pool Scheduled Principal Balances:            $     496,723,426.23
          Number  of Mortgage Loans:                                       1,652

     7) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

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                                        Aggregate                 Single
                                     Principal Balance    Certificate Balance
                                     -----------------    -------------------
          Class 1-A1.......          $  282,202,805.56     $       985.75
          Class 1-A2.......          $   30,042,000.00     $     1,000.00
          Class 1-A3.......          $   47,129,000.00     $     1,000.00
          Class 1-A4.......          $   15,836,000.00     $     1,000.00
          Class 1-A5.......          $  100,143,000.00     $     1,000.00
          Class 1-PO.......          $      100,143.92     $       999.12
          Class 1-M........          $    7,757,469.82     $       999.29
          Class 1-B1.......          $    4,754,610.51     $       999.29
          Class 1-B2.......          $    3,753,324.32     $       999.29
          Class 1-B3.......          $    2,502,216.21     $       999.29
          Class 1-B4.......          $      750,465.01     $       999.29
          Class 1-B5.......          $    1,752,390.88     $       999.29
          Class 1-R........          $            0.00     $         0.00
          Class 1-S........          $  490,682,433.41     $       991.74


     8) The following pertains to any real estate acquired on behalf of Certificateholders:

          Book Value.......................................$         0.00
          Unpaid Principal Balance.........................$         0.00

     9)   The  aggregate  number of Mortgage  Loans  included  in the  Principal
          Balance set forth above:.........................             0

     10) Aggregate number and aggregate Principal Balances of delinquent Mortgage Loans, as of the opening of business on the related Determination Date:

                                                Loans        Principal Balance
                                                -----        -----------------

          *(1)  *30-59 days                       21         $  7,082,051.13
           (2)  60-89 days                         0         $          0.00
           (3)  90 days or more                    0         $          0.00
           (4)  in foreclosure                     0         $          0.00

     11)  The  aggregate  number  of  replaced   Mortgage  loans  and  Scheduled
          Principal Balance:                                 $          0.00
                                                                           0

     12)  Aggregate Scheduled Principal Balance and number of modified loans:
                                                             $          0.00
                                                                           0

     13)  Certificate Interest Rate of:

          Class 1-S Certificates:                           0.000000%

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     14)  Senior Percentage:  .............................        95.74896600%

     15)  Senior Prepayment Percentage:  ..................       100.00000000%

     16)  Class A5 Percentage:.............................         0.00000000%

     17)  Class A5 Scheduled Distribution Percentage for
          Distribution Date:...............................         0.00000000%

     18)  Class A5 Prepayment Distribution Percentage for
          Distribution Date:...............................         0.00000000%

     19)  Junior Percentage:  .............................         4.25103400%

     20)  Junior Prepayment Percentage:  ..................         0.00000000%

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.